UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 27, 2006

______________

SUN AMERICAN BANCORP

(Exact name of registrant as specified in its charter)

______________

Delaware	0-22911	65-032364
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1200 N. Federal Highway, Suite 111-A, Boca Raton, Florida 33432

(Address of Principal Executive Office) (Zip Code)

561-826-0464

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) of Sun American Bancorp (the “Company”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended.  While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future events over which we have little or no control.  Forward-looking statements may include, without limitation, statements relating to the Company’s plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements may be identified by words including “anticipate,” “believe,” “estimate,” “forecast,” “expect,” “intends,” “plans” and similar expressions.  The Company’s ability to predict projected results or the effect of events on the Company’s operating results is inherently uncertain.  Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document.  We caution readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements.  Factors that could affect the Company’s assumptions and predictions include, but are not limited to, the risk that (i) loan losses would have a material adverse effect on the Company’s financial condition and operating results; (ii) a decline in the value of the collateral securing the Company’s loans could result in an increase in losses on foreclosure; (iii) the Company’s growth strategy may not be successful; (iv) the geographical concentration of the Company’s business in Florida makes it highly susceptible to local economic and business conditions; (v) changes in interest rates may adversely affect the Company’s financial condition; and (vi) competition from other financial institutions could adversely affect the Company’s profitability and growth.  As a result, potential investors are cautioned not to place undue reliance on any such forward-looking statements.  Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update or revise any forward-looking statements.

Unless otherwise indicated, we refer to the Company as we, us, or our, and we refer to the Company’s subsidiary, Sun American Bank, as the bank in this Form 8-K.

Item 1.01   Entry into a Material Definitive Agreement.

On December 29, 2006, in connection with the closing of the Acquisition Transaction, as defined in Item 2.01 below, we and the bank entered into an escrow agreement (the “Escrow Agreement”) with Beach Bank, Michael Kosnitzky, as shareholder representative and the trustee of the Liquidating Trust, and Northern Trust, N.A., as escrow agent, a copy of which is attached hereto as Exhibit 10.1.  The following summary is qualified in its entirety by reference to the full text of the Escrow Agreement.

Establishment of Escrow

The escrow shares, 2,767,757 shares of our common stock, together with all certificates, options, rights and other distributions issued in respect of or in exchange for or on account of any escrow shares or any additional securities or interests delivered in respect of the escrow shares during the term of the Escrow Agreement (excluding cash dividends, but including, without limitation, any securities issued on or in exchange for any escrow shares as a result of any stock dividend, recapitalization, stock split-up, consolidation of shares, reclassification, merger, or consolidation or reorganization) and all proceeds of the foregoing (due to any redemption, call or other acquisition thereof) will be delivered to the escrow agent and will form part of the escrow account.  Any and all cash dividends paid on account of the escrow shares will not form part of the escrow account and will be distributed to the Liquidating Trust, as defined in the Acquisition Agreement (as defined in Item 2.01 below), pursuant to the instructions of the shareholder representative as soon as practicable after payment thereof.  Any cash that forms part of the escrow account will be invested by the escrow agent in accordance with the joint written instructions of us and the shareholder representative, subject to certain limitations.  Notwithstanding anything else contained in the Escrow Agreement or the Acquisition Agreement, the shareholder representative, on behalf of Beach Bank, has the right to sell the escrow shares at any time, subject to applicable securities laws, if any, by providing written instructions to the escrow agent, provided that any proceeds from such sales will be held and distributed by the escrow agent in accordance with the Escrow Agreement.  The escrow agent will provide prior written notice to us of any such sale.

Disbursement of Escrow Accounts

If a claim for indemnification is made pursuant to the Acquisition Agreement on or prior to the date that is 48 months from the closing date of the Acquisition Transaction, referred to as the release date, we will send to the shareholder representative and the escrow agent a claim to disburse part or all of the escrow account to us.  The claim will specify the amount and the basis of the claim, and the manner of the disbursement of the escrow shares (or the cash equivalent) to be disbursed based upon the claim procedure set out in the Acquisition Agreement.  Upon the receipt by the escrow agent of a claim on or prior to the release date, the escrow agent will disburse escrow shares (or the cash equivalent), if at all, according to the procedures described below.  If the escrow agent receives a written response from the shareholder representative within 10 business days of its receipt of a claim that accepts the claim, the escrow agent will disburse to us, from the escrow account, escrow shares (or the cash equivalent) having a value equal to the amount set forth in such claim within 5 business days after the escrow agent receives the notice of acceptance.  If the escrow agent does not receive either the written notice of acceptance or notice of dispute (as described below) from the shareholder representative within 10 business days of the receipt of the notice of claim by the shareholder representative, the shareholder representative is deemed to have accepted the claim and the escrow agent will disburse to us, from the escrow account, escrow shares (or the cash equivalent) having a value equal to the amount set forth in such claim within 5 business days of the expiration of such 10 business day period.  If the escrow agent receives a written notice from the shareholder representative disputing all or any portion of the claim within 10 business days of the receipt of the notice of claim by the shareholder representative, the escrow agent will not disburse the amount in dispute until the escrow agent receives:  (i) a certified copy of a final decision of an arbitrator in respect of the amount in dispute; (ii) a certified copy of a judgment in respect of the amount in dispute issued by a court of competent jurisdiction and a certificate from us and the shareholder representative indicating that all rights of appeal have expired and no appeal has been filed or there is no further right to appeal the judgment; or (iii) a joint written instruction with respect to the settlement of the amount in dispute signed by us and the shareholder representative (each of the items in (i) through (iii) above are a “Resolution”).  Within 5 business days of the receipt of a Resolution, the escrow agent will disburse to us, from the escrow account, escrow shares (or the cash equivalent) having a value equal to the amount set forth in such Resolution.

Limitation of Claims

The liability of Beach Bank pursuant to the Acquisition Agreement will be limited in dollar amount to:  (i) 75% of the acquisition transaction consideration, as defined in the Acquisition Agreement, for claims made during the period commencing on the closing date of the Acquisition Transaction and ending on the six month anniversary of the closing date; (ii) 50% of the acquisition transaction consideration for claims made during the period commencing on the date immediately following the six month anniversary of the closing date and ending on the one year anniversary of the closing date; (iii) 25% of the acquisition transaction consideration for claims made during the period commencing on the one year anniversary of the closing date and ending on the eighteenth month anniversary of the closing date; and (iv) 10% of the acquisition transaction consideration for claims made during the period commencing on the eighteenth month anniversary of the closing date and ending on the release date.  Within 5 business days after each reduction date, the escrow agent will reduce the balance of the escrow account accordingly and distribute the appropriate amount of escrow shares (or the cash equivalent) to the Liquidating Trust, pursuant to the instructions of the shareholder representative and the terms and conditions in the Escrow Agreement.  If, on or prior to a reduction date, there is an unaccepted, disputed or unresolved claim, the amount of escrow shares representing the unaccepted, disputed or unresolved claim will be retained by the escrow agent until a Resolution has been received by the escrow agent with respect to such claim and the escrow agent will not reduce the escrow account by the amount of such claim until such time as a Resolution is received by the escrow agent.  The parties acknowledged and agreed that the escrow account is the sole and exclusive source of funds for satisfaction of losses, regardless of whether the amount of the losses exceed the escrow account.  In connection with any distribution to us under the Escrow Agreement, the escrow agent will distribute to us stock certificates representing the number of escrow shares (or the cash equivalent) as set forth in the Resolution or claim, as the case may be.  The value of the escrow shares to be distributed will be based on the average daily trading price of our common stock on the American Stock Exchange (“AMEX”) or other trading market for the 10 trading days prior to the distribution.  In the event that a downward adjustment to the acquisition transaction consideration is required pursuant to the

Acquisition Agreement, the escrow agent will release to us the number of escrow shares (or the cash equivalent) specified in joint written instructions to the escrow agent or the written decision of an uninterested accounting firm.

Escrow Termination; Disbursements Upon Termination

The Escrow Agreement will terminate and cease to be of any further force and effect as follows:  (i) if, on or prior to the release date, the escrow agent has not received a claim or a request for reimbursement; (ii) if, on or prior to the release date, the escrow agent has received a claim or claims and such claims have been accepted by the shareholder representative or resolved by Resolutions and the escrow account or part thereof has been distributed to us accordingly, the escrow agent will distribute the balance of the escrow account to the Liquidating Trust, pursuant to the instructions of the shareholder representative, within 5 business days after the release date; (iii) if a disputed or unresolved claim exists on the release date, the escrow agent will retain the escrow account representing such disputed and unresolved claim until a Resolution has been received by the escrow agent with respect to such claim and the escrow agent will disburse the escrow account according to the Resolution; and (iv) if the escrow agent deposits the escrow account with a court of competent jurisdiction.  The Escrow Agreement will terminate and the escrow agent will distribute to the Liquidating Trust, pursuant to the instructions of the shareholder representative, the entire escrow account within 5 business days after the release date or receipt of a Resolution with respect to any claims outstanding as of the release date.

Fees and Expenses

We and Beach Bank will pay to the escrow agent $4,000 per year for its services, together with all out-of-pocket costs, charges and expenses properly incurred by the escrow agent in connection with performing its duties under the Escrow Agreement, including the reasonable fees of any counsel reasonably retained by the escrow agent.  As an administrative convenience, we will pay to the escrow agent all of the fees and expenses under the Escrow Agreement and will request in writing to the escrow agent reimbursement from the escrow account for Beach Bank’s portion of such fees and expenses and will provide notice to the shareholder representative of such request.  In addition, we purchased directors and officers liability insurance coverage for the former members of the board of directors of Beach Bank relating to any prior claims based on their services as directors of Beach Bank, the premium for which was paid out of the escrow account at the closing of the Acquisition Transaction.  Upon written request to the escrow agent and notice to the shareholder representative, within 5 business days of the written request, we will be reimbursed from the escrow account for any fees, costs and expenses of an uninterested accounting firm attributable to Beach Bank.

The value of the escrow shares to be distributed to us in connection with reimbursements of fees and expenses as described above will be based on the average daily trading price of our common stock on AMEX or other trading market for the 10 trading days prior to the distribution.  Such payments with respect to fees and expenses are not subject to any of the limitations provided in the Escrow Agreement or in the Acquisition Agreement.

Indemnity

The Escrow Agreement provides that the escrow agent and its officers, directors and employees will be indemnified against all taxes, liabilities, damages, losses, actions, proceedings, costs, claims and demands in respect of any matter or thing performed by the escrow agent, its officers, directors or employees, other than taxes, liabilities, damages, losses, actions, proceedings, costs, claims or demands arising from the negligence or willful misconduct on the part of the escrow agent, its officers, directors and employees.  The indemnity will survive the termination or expiration of the Escrow Agreement.

Replacement of Escrow Agent

The Escrow Agreement provides for the resignation and the removal of the escrow agent and the appointment of a successor escrow agent.  Upon the appointment of a successor escrow agent under the Escrow Agreement, the escrow agent will transfer the escrow account to the successor escrow agent and will thereupon be released from further duties under the Escrow Agreement.

Limitation of Duties

The escrow agent will have no duties or liabilities except those that are expressly set forth in the Escrow Agreement.  The escrow agent will have no liability or responsibility arising under any agreement, including any agreement referred to in the Escrow Agreement, to which the escrow agent is not a party and will not be bound by any notice of a claim or demand with respect thereto, or any waiver, modification, amendment, termination or rescission thereof unless received by it in writing, and signed by us and the shareholder representative; provided, however, that if the duties or indemnification of the escrow agent are affected, such modification will not be valid unless the escrow agent has given its prior written consent thereto.

Covenants of the Liquidating Trust

The Liquidating Trust covenants and agrees that: (i) during the period starting from which there is a disputed claim presented to an arbitrator pursuant to the Escrow Agreement, the number of shares held in the escrow account equal to the amount of such claim will not be voted by the trustee at any meeting of our stockholders; and (ii) during the time that any escrow shares are in the escrow account, if any vote is required of the holders of our common stock at any meeting, the trustee will, in accordance with applicable federal and state securities laws, provide notice and request instruction from the beneficiaries of the Liquidating Trust, and the trustee will vote the escrow shares based upon the written instructions of the beneficiaries based on their beneficial interests in the escrow shares.  With respect to any escrow shares for which the trustee does not receive written instructions, the trustee will vote such non-voted escrow shares in the same proportion as the escrow shares so voted by the beneficiaries on the proposal or matter for which a vote is required.

Item 2.01   Completion of Acquisition or Disposition of Assets.

On December 29, 2006, the bank acquired substantially all of the assets, and assumed substantially all of the liabilities, of Beach Bank, a Florida commercial banking association (the “Acquisition Transaction”), pursuant to the Asset Acquisition and Assumption Agreement, dated as of May 17, 2006 (the “Acquisition Agreement”) and amended by the First Amendment to the Asset Acquisition and Assumption Agreement dated as of November 17, 2006 (the “Amendment”), by and among us, the bank and Beach Bank.  The entry by us into the Acquisition Agreement and the Amendment was previously reported to the Securities and Exchange Commission on Current Reports on Form 8-K filed on May 23, 2006 and November 29, 2006, respectively.  The above-referenced Forms 8-K contain a full description of the Acquisition Transaction, the Acquisition Agreement and the Amendment.  Unless the context provides otherwise, references in this Form 8-K to the Acquisition Agreement also include the Amendment.

Acquisition Transaction Consideration

The acquisition transaction consideration was 3,745,740 shares of our common stock, subject to adjustment as provided in the Acquisition Agreement.  The acquisition transaction consideration was determined by multiplying 2.35 times the book value of Beach Bank calculated based upon the estimated closing balance sheet, subject to adjustment based on the final audited balance sheet as expressly provided in the Acquisition Agreement, and further determined in accordance with the procedures of the Acquisition Agreement, divided by the per share value of $5.00, which was determined based upon the procedures set forth in the Acquisition Agreement, less 200,000 shares representing the $1.0 million in cash held back by Beach Bank and not acquired by the bank.

Of the 3,745,740 shares of common stock, 25% of such shares were delivered to Beach Bank and transferred to the Liquidating Trust for the benefit of Beach Bank’s shareholders.  The remaining 75% of such shares, less the amount of shares that corresponded to the directors and officers liability insurance premium as described above, were delivered to the escrow agent to be distributed in accordance with the terms of the Acquisition Agreement and the Escrow Agreement.

The exact number of shares of our common stock to be issued in connection with the Acquisition Transaction will be determined based upon the book value of Beach Bank as set forth in the final audited closing balance sheet, subject to adjustment as described in the Acquisition Agreement.  Such final balance sheet of Beach

Bank is subject to review by us and any adjustments to the final balance sheet requested by us require the consent of the shareholder representative.  Any dispute with respect to such balance sheet between us and the shareholder representative will be resolved pursuant to a dispute resolution mechanism set forth in the Acquisition Agreement.  Any adjustments to the acquisition transaction consideration based upon the final closing balance sheet will result in a reduction in the shares held in the escrow account.

Assets Acquired

Beach Bank sold and assigned to the bank, subject to the terms and conditions of the Acquisition Agreement, all right, title and interest in and to all the assets, properties and rights, tangible and intangible, which are used in, are necessary for, or otherwise constitute the business of Beach Bank, other than the excluded assets, and the bank assumed, subject to the terms and conditions of the Acquisition Agreement, the assumed liabilities described below, free and clear of all liens, pledges, security interests, charges, claims, restrictions and other encumbrances or defects of title of any nature whatsoever.

The bank did not acquire the Bank Charter of Beach Bank, any rights, claims, actions, pending or otherwise, against any person or under any policy of insurance relating, directly or indirectly, to any regulatory claim, potential regulatory claim or any other matter that could be the subject of any regulatory claim or similar action, $1.0 million in cash, which sum shall be used by Beach Bank to fund the Liquidating Trust for purposes of making any payments permitted to be made by the trustee of the Liquidating Trust, and any customer files related to non-current customers of Beach Bank, including, but not limited to, Beach Bank files being reviewed by the FDIC at the Beach Bank operations center.

With respect to the $1.0 million in cash excluded from the acquired assets, the determination of Beach Bank’s book value was not reduced by said amount; however, for purposes of calculating the number of shares of our common stock delivered at closing, we subtracted the number of shares of our common stock equal to the value of the $1.0 million sum, as more particularly described in the Amendment.

Liabilities Assumed

The bank will not assume any liability for any fines or penalties relating to or arising from regulatory claims.  Other than the assumed liabilities, Beach Bank retains all liabilities that relate to the acquired assets or the business of Beach Bank that result from or arise out of any event, occurrence, transaction, action or inaction occurring prior to the closing, including, without limitation, liabilities under any “employee pension benefit plan” or “employee welfare benefit plan,” any product liability, warranty or other claims arising out of or relating to any service sold by Beach Bank at any time before closing, any claims by any third party under any bulk sales law, and any claims relating to patent or trademark infringement, taxes, workers compensation, real estate or environmental, health or safety matters.

Item 8.01   Other Events.

At a special meeting of stockholders held on December 27, 2006, our stockholders approved the following proposals:

(a)

An amendment and restatement of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 50,000,000.  The Amended and Restated Certificate of Incorporation, which was filed with the Secretary of State of the State of Delaware on December 27, 2006, is attached hereto as Exhibit 3.1.

(b)

The issuance and sale of up to 4,500,000 shares of our common stock in connection with the Acquisition Transaction.

(c)

The issuance and sale of up to 4,600,000 shares of our common stock in connection with the merger of Independent Community Bank, a Florida commercial banking association, with and into the bank and the assumption by us of options to purchase Independent Community Bank common stock that could be exercised to purchase up to approximately 866,000 shares of our common stock.

(d)

An amendment and restatement of our 2005 Stock Option and Stock Incentive Plan to, among other things, increase the number of shares reserved for issuance under the plan from 2,000,000 to 4,000,000. The Amended and Restated 2005 Stock Option and Stock Incentive Plan is attached hereto as Exhibit 10.2.

(e)

An amendment and restatement of our Amended and Restated Certificate of Incorporation to effect a 1 share for 2.5 shares reverse stock split to occur after the closing of the Acquisition Transaction and prior to December 31, 2007.

On January 4, 2007, we issued a press release announcing the closing of the Acquisition Transaction, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This Form 8-K, including the press release attached hereto as Exhibit 99.1, shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities.  We have filed with the SEC a registration statement, which has not yet been declared effective, and other relevant documents concerning the proposed transaction with Independent Community Bank.  INVESTORS AND OUR SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  You can obtain a free copy of the registration statement, as well as other filings made or to be made by us with the SEC, at the SEC’s website (http://www.sec.gov).  In addition, investors and our security holders may obtain free copies of the documents filed or to be filed by us with the SEC by directing a written request to: Sun American Bancorp, 1200 N. Federal Highway, Suite 111-A, Boca Raton, Florida  33432, Attention: Robert Nichols.

Item 9.01   Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

The financial statements and accompanying notes of the business acquired for the years ended December 31, 2005 and 2004 and the nine months ended September 30, 2006 will be filed by amendment within 71 days after the date this Form 8-K is required to be filed with the SEC.

(b)

Pro forma financial information.

The following pro forma financial information will be filed by amendment within 71 days after the date this Form 8-K is required to be filed with the SEC:

(i) Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006 (unaudited) and related notes giving effect to the Acquisition Transaction as if it had been consummated as of January 1, 2005.

(ii) Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2006 and the year ended December 31, 2005 (unaudited) and related notes giving effect to the Acquisition Transaction as if it had been consummated as of January 1, 2005.

(c)

Shell company transactions.

None.

(d)

Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation.
10.1

Escrow Agreement, dated December 29, 2006, among Sun American Bancorp, Sun American Bank, Beach Bank, Michael Kosnitzky, in his capacity as shareholder representative and the trustee of the Liquidating Trust, and Northern Trust, N.A. as escrow agent.

10.2	Amended and Restated 2005 Stock Option and Stock Incentive Plan.*
10.3

Asset Acquisition and Assumption Agreement, dated as of May 17, 2006, among Sun American Bancorp, Sun American Bank and Beach Bank (incorporated herein by reference to the corresponding exhibit previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 23, 2006).

10.4

First Amendment to the Asset Acquisition and Assumption Agreement, dated as of November 17, 2006, among Sun American Bancorp, Sun American Bank and Beach Bank (incorporated herein by reference to the corresponding exhibit previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 29, 2006).

99.1	Press Release of Sun American Bancorp dated January 4, 2007.

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* Management compensation plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2007	SUN AMERICAN BANCORP

	By:	/s/ MICHAEL E. GOLDEN
Michael E. Golden President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation.
10.1

Escrow Agreement, dated December 29, 2006, among Sun American Bancorp, Sun American Bank, Beach Bank, Michael Kosnitzky, in his capacity as shareholder representative and the trustee of the Liquidating Trust, and Northern Trust, N.A. as escrow agent.

10.2	Amended and Restated 2005 Stock Option and Stock Incentive Plan.*
10.3

Asset Acquisition and Assumption Agreement, dated as of May 17, 2006, among Sun American Bancorp, Sun American Bank and Beach Bank (incorporated herein by reference to the corresponding exhibit previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 23, 2006).

10.4

First Amendment to the Asset Acquisition and Assumption Agreement, dated as of November 17, 2006, among Sun American Bancorp, Sun American Bank and Beach Bank (incorporated herein by reference to the corresponding exhibit previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 29, 2006).

99.1	Press Release of Sun American Bancorp dated January 4, 2007.

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* Management compensation plan or arrangement.